UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2007

Atlas Air Worldwide Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 4.01 Changes in Registrant's Certifying Accountant.

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of previous principal independent accountants:

On February 21, 2007, Atlas Air Worldwide Holdings, Inc. (the "Company") notified Ernst & Young LLP ("E & Y") that it was dismissing E & Y as the Company's principal independent accountants. E & Y had served in that role since April 2002. The dismissal will become effective upon E & Y's completion of the audit of the Company’s financial statements as of and for the fiscal year ended December 31, 2006 and the issuance of E & Y’s report thereon.

The decision to change principal independent accountants was approved by the Audit Committee of the Company’s Board of Directors.

The audit reports of E & Y on the consolidated financial statements of the Company as of and for the years ended December 31, 2005 and December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2005, and the subsequent interim period through February 21, 2007, there were no disagreements with E & Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of E & Y would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the two fiscal years ended December 31, 2005, and the subsequent interim period through February 21, 2007, E & Y has advised the Company of "reportable events" (as defined in Regulation S-K Item 304(a)(1)(v)) related to the existence of certain material weaknesses in the Company's internal controls over financial reporting that were communicated to the Company by E & Y in connection with its audit of the Company's financial statements for the 2004 and 2005 fiscal years.

The matters described in the foregoing paragraph have been disclosed in the Company's periodic reports filed under the Securities Exchange Act of 1934, as amended, and the Company believes that these matters have been remediated.

A letter from E & Y is attached as Exhibit 16 to this Form 8-K.

(b) Engagement of new principal independent accountants:

The Company plans to engage PricewaterhouseCoopers LLP ("PwC") as its new principal independent accountants. PwC's appointment takes effect for the fiscal year ended December 31, 2007, and for all interim periods therein. During the Company’s 2005 and 2004 fiscal years and the subsequent interim period through February 21, 2007, the Company did not consult with PwC regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did PwC provide written or oral advice to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a "disagreement" (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions), or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit 16 - Letter from Ernst & Young LLP dated February 27, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

February 27, 2007	By:	Adam R. Kokas

Name: Adam R. Kokas
Title: Senior Vice President, General Counsel & Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

16	Letter of Ernst & Young LLP dated February 27, 2007